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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest  event  reported):  JANUARY 21, 2000

                             POLYVISION CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                  1-10555                      13-3482597
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)               Identification No.)



     4888 SOUTH OLD PEACHTREE ROAD, NORCROSS, GEORGIA              30071
     ------------------------------------------------           -----------
     (Address of principal executive offices)                   (Zip Code)


Registrant's  telephone  number,  including  area  code:  (770) 447-5043

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                          CURRENT REPORT ON FORM 8-K/A

                             POLYVISION CORPORATION

                                January 21, 2000

     This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K dated January 21, 2000 (the "Current Report"), of PolyVision Corporation, a New York corporation ("PolyVision"), filed with the Securities and Exchange Commission on February 3, 2000, relating to the separate acquisitions by PolyVision (through its wholly-owned subsidiary, Greensteel, Inc.) of substantially all of the assets of American Chalkboard Company, LLC and Peninsular Slate Company, to include the information set forth below:

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          In accordance with Item 7(a), the financial statements of American Chalkboard and Peninsular Slate do not meet the requisite significance levels, as defined under Item 3.05(b) of Regulation S-X.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          In accordance with Item 7(b), the pro forma financial information does not meet the requisite significance levels, as defined under
          Article 11 of Regulation S-X.

     (c)  EXHIBITS.

          None.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLYVISION CORPORATION

Dated:  April 5, 2000         By:  /s/ Gary L. Edwards
                                   ------------------------------------
                                   Gary L. Edwards
                                   Chief Financial Officer, Treasurer
                                     and Secretary















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